Kewaunee Scientific Corporation

NASDAQ: KEQU


KEWAUNEE

encouraging new discovery…*Worldwide*

Special Note Regarding Forward-Looking Statements

Certain statements in this document constitute "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). All statements other than statements of historical fact included in this document, including statements regarding the Company's future financial condition, results of operations, business operations and business prospects, are forward-looking statements. Words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "predict," "believe" and similar words, expressions and variations of these words and expressions are intended to identify forward-looking statements. Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions, and other important factors that could significantly impact results or achievements expressed or implied by such forward-looking statements. Such factors, risks, uncertainties and assumptions include, but are not limited to, competitive and general economic conditions, both domestically and internationally; changes in customer demands; technological changes in our operations or in our industry; dependence on customers' required delivery schedules; risks related to fluctuations in the Company's operating results from quarter to quarter; risks related to international operations, including foreign currency fluctuations; changes in the legal and regulatory environment; changes in raw materials and commodity costs; and acts of terrorism, war, governmental action, natural disasters, the ongoing COVID-19 pandemic, and other Force Majeure events. The cautionary statements made pursuant to the Reform Act herein and elsewhere by us should not be construed as exhaustive. We cannot always predict what factors would cause actual results to differ materially from those indicated by the forward-looking statements. Over time, our actual results, performance, or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, and such difference might be significant and harmful to our stockholders' interest. Many important factors that could cause such a difference are described under the caption "Risk Factors," in Item 1A of our Annual Report on Form 10-K for the fiscal year ended April 30, 2021, which you should review carefully, and in our subsequent quarterly reports on Form 10-Q. These reports are available on our investor relations website at www.kewaunee.com and on the SEC website at www.sec.gov.

Agenda

- Kewaunee Scientific Overview
- Fiscal Year 2021 Review
- Outlook and Strategic Direction
- Q&A



Kewaunee Scientific Overview

Kewaunee Scientific Overview

Kewaunee is a leading global designer, manufacturer, and installer of specialized equipment and technical furniture products for laboratories across an array of industries, including life sciences, education, government, healthcare, and general research end-markets.

Key Facts

Statesville, NC Headquarters	**$147.5MM** 2021 Revenue
1906 Year Founded	**Global Footprint**
NASDAQ KEQU Public Corporation	**Vertically Integrated**

Product Offerings






Illustrative End-Users

Duke University
abbvie
Rutgers
Shell

KEWAUNEE® Scientific Corporation
encouraging new discovery...Worldwide

Kewaunee Scientific Overview

The industries served by Kewaunee continue to receive prioritization for investment dollars as companies, governments, and institutions look to encourage discovery that is dependent on continued investment in research and development spaces.

Market Sectors	Actual	Projected						'19-'24	Kewaunee
$ in millions	2018	*2019*	*2020*	*2021*	*2022*	*2023*	*2024*	CAGR	Participation
Region									
USA & Canada	641	*668*	*700*	*732*	*753*	*775*	*804*	3.8%	☑
Europe	420	*424*	*428*	*432*	*436*	*443*	*451*	1.2%	
Asia	639	*688*	*736*	*786*	*841*	*899*	*961*	6.9%	✓
Rest-of-World	104	*105*	*106*	*109*	*111*	*113*	*115*	1.8%	
Total Market Revenue	**$1,804**	***$1,885***	***$1,970***	***$2,059***	***$2,141***	***$2,230***	***$2,331***	**4.3%**	
Product									
Laboratory Furniture	929	*968*	*1,011*	*1,057*	*1,098*	*1,144*	*1,199*	4.4%	☑
Fume Hoods	474	*493*	*512*	*533*	*555*	*580*	*607*	4.2%	☑
Clean Bench and BSC	401	*424*	*447*	*469*	*488*	*506*	*525*	4.4%	
Total Market Revenue	**$1,804**	***$1,885***	***$1,970***	***$2,059***	***$2,141***	***$2,230***	***$2,331***	**4.3%**	
End Market									
Higher Education	489	*510*	*529*	*551*	*564*	*585*	*616*	3.8%	☑
Pharma & Biotech	466	*496*	*528*	*559*	*592*	*626*	*659*	5.8%	☑
Government	275	*286*	*298*	*309*	*320*	*329*	*339*	3.5%	☑
K-12	87	*89*	*91*	*92*	*93*	*94*	*95*	1.3%	☑
Clinical Research & Design	116	*121*	*127*	*133*	*138*	*144*	*151*	4.5%	☑
CRO & CMO	107	*112*	*117*	*122*	*129*	*135*	*142*	4.9%	☑
Other/Industrial	264	*271*	*280*	*293*	*305*	*317*	*329*	4.0%	☑
Total Market Revenue	**$1,804**	***$1,885***	***$1,970***	***$2,059***	***$2,141***	***$2,230***	***$2,331***	**4.3%**	

Source: The Scientific and Equipment Furniture Association ("SEFA") TDA 2020 Laboratory Enclosures and Furniture Market Report

Kewaunee Scientific Overview

JLL

The events of the past 12 months have proven without a doubt that the life sciences industry plays a unique and vital role in the economy.

R&D spending reached a record $179B in 2018 and is expected to grow by $34B by 2024

Global Biopharm R&D spend forecast



R&D Spend ($B)
Forecast
$250
$200
$150
$100
$50
$145
$149
$159
$168
$181
$186
$188
$195
$202
$211
$221
$227
$233
2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026

Source: EvaluatePharma, July 2020

VC biotech & pharma deal activity ($B)



$25
$20
$15
$10
$5
$0
507
502
544
599
655
733
683
814
879
919
865
$4.8
$5.0
$5.2
$6.3
$8.4
$11.1
$10.0
$13.0
$20.1
$17.2
$23.2
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020*
Deal value ($B)
Deal count

Source: PitchBook | Geography: US
*As of November 18, 2020

Capital raised ($B) by biotech & pharma IPOs



$12
$10
$8
$6
$4
$2
$0
15
9
12
39
66
42
20
24
48
41
57
$2.7
$4.4
$3.4
$2.3
$5.1
$5.0
$9.7
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020*
IPO value ($B)
IPO count

Source: PitchBook | Geography: US
*As of November 18, 2020

KEWAUNEE® Scientific Corporation
encouraging new discovery... Worldwide

Kewaunee Scientific Overview

Kewaunee is active in multiple sectors, providing geographical and industry diversification. The diversity of end-use segments for the Company's products supports a narrative of growth and end-market expansion for Kewaunee.

HEALTHCARE

- Market includes hospitals, surgery centers, testing centers, elderly care communities, etc.
- Macro population and aging trends support continued investment in health related initiatives requiring laboratories

LIFE SCIENCES

- Market includes life sciences, pharmaceutical, bio-technology and other manufacturers
- Continued global investment in research and development
- Expanding spend on infrastructure

EDUCATION

- Market includes K-12 and colleges and universities
- Increasing investments being made in STEM requiring new or upgraded facilities
- State and local governments beginning to fund education infrastructure improvements

Kewaunee Scientific Overview

Kewaunee is a North American leader in manufactured laboratory, healthcare, and technical furniture. Domestically, the company primarily relies on its dealer and distribution network to sell its products to end users.


MADE IN
USA

Designs, manufactures, and installs laboratory, healthcare, and technical furniture products

Sold through dealers, and distribution channels as well as directly to the end-user

Products manufactured in Statesville, North Carolina

KEWAUNEE®
Scientific Corporation
encouraging new discovery...Worldwide

Kewaunee Scientific Overview

Internationally, Kewaunee participates throughout the entire laboratory build and operate value chain from pre-construction through post-construction with market leading positions in India and the Middle East

- **Turn-key provider of total laboratory solution – design, manufacture, installation, maintenance**
- **Sold principally direct to end-users**
- **Products for international markets manufactured in Bangalore, India and Statesville, NC**
- **Market leader in India and Middle East geographies**

Current International Footprint



FY 2021 Review

FY 2021 Review – Consolidated Results


Sales
($ in millions)
$180
$150
$120
$90
$60
$30
$-
$147
$148
$147
FY19
FY20
FY21


EBITDA*
($ in millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$(1.0)
$4.2
$(0.2)
$0.2
FY19
FY20
FY21


Net Earnings (Loss)
($ in millions)
$2
$1
$-
$(1)
$(2)
$(3)
$(4)
$(5)
$2
$(5)
$(4)
FY19
FY20
FY21


Diluted EPS
$1.00
$0.50
$-
$(0.50)
$(1.00)
$(1.50)
$(2.00)
$0.55
$(1.70)
$(1.33)
FY19
FY20
FY21

*EBITDA is a non-GAAP measure; please see the Appendix for a reconciliation to net earnings.

KEWAUNEE® Scientific Corporation
encouraging new discovery...Worldwide

FY 2021 Review – Domestic Segment

The Domestic market was greatly impacted by delays in project decisions, the inability to access project sites and an overall slowdown related to the COVID-19 pandemic.



Domestic Sales
($ in thousands)
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
$116,586
$115,103
$111,035
FY19
FY20
FY21



Domestic Net Earnings and EBITDA*
($ in thousands)
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$4,036
$7,270
$591
$3,547
$921
$3,560
FY19
FY20
FY21
Domestic Net Earnings
Domestic EBITDA

FY 2021 Impacts:

- COVID-19 related delays to project decisions and significant restrictions to site access in many states
- Significant increase in non-cash amortization of the underfunded pension liability as a result of the stock market crash in April 2020
- Ongoing investment in a multi-year system project
- Q4 margins were impacted by inflation and availability of resin and steel

FY 2021 Accomplishments:

- Backlog at FY21 year-end was up $7.6M or 8.9% to $93.0M versus FY20 year-end backlog of $85.4M
- Completed Wood Plant Transformation project and launched front-end system enhancements for wood product line
- Rolled out Operational Excellence program across all plants which mitigated margin erosion from decreased sales activity and raw material inflation

**EBITDA is a non-GAAP measure; please see the Appendix for a reconciliation to net earnings.*

FY 2021 Review – International Segment

International segment delivered strong performance despite widespread government mandated shutdowns in all the markets where they compete.



International Sales
($ in thousands)
$40,000
$30,000
$20,000
$10,000
$-
$29,964
$32,437
$36,434
FY19
FY20
FY21



International Net Earnings and EBITDA*
($ in thousands)
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$(500)
$(1,000)
$2,212
$2,965
$(602)
$1,801
$2,049
$3,164
FY19
FY20
FY21
International Net Earnings
International EBITDA

FY 2021 Impacts:

- Full shutdowns in our primary markets of India, Singapore and the Middle East
- KEQUIP was unable to secure any bookings due to the restrictions related to COVID-19
- Raw material cost increases and tightened availability in the latter part of the year

FY 2021 Accomplishments:

- Significant growth in revenue +$4M, earnings +$2.7M and EBITDA +$1.4M
- Backlog at FY21 year-end was up $5.9M or 38.3% to $21.5M versus FY20 year-end backlog of $15.6M
- Strong pipeline of projects awaiting decisions exist in all markets served.

**EBITDA is a non-GAAP measure; please see the Appendix for a reconciliation to net earnings.*

KEWAUNEE® Scientific Corporation
encouraging new discovery...Worldwide

FY 2021 Review – Other Accomplishments

Kewaunee's Associates did not let COVID-19 slow down efforts to improve the Company's positioning in the market-place.





NUAIRE

Schneider Electric

Steelco

EVERHUTCH





Strategic Direction and Outlook

Strategic Direction and Outlook


OFFICE
EMPLOYEES OF THE KEWAUNEE MFG. CO. AUG. 3,1911
DONATED BY: ANNA PILGRIM & MRS. WM. SCHLANERT

“To be the global supplier of choice with customers in the laboratory furniture and infrastructure markets.”

Outlook and Strategic Vision







Our Guiding Principles

- We will be easy to do business with
- We will get closer to our customer(s)
- We will do everything with excellence
- We will lead and not follow (we are innovators)





Strategic Direction and Outlook

Kewaunee Social Media

Kewaunee Scientific Corp.
3,272 followers

- https://www.linkedin.com/company/kewaunee-scientific-corp./posts/
- https://www.facebook.com/KewauneeLabs/
- https://www.linkedin.com/company/everhutch/
- https://www.facebook.com/everhutch

FY 2022 Q1 Earnings Release – September 8, 2021, following the market close

Thank You and Questions

Appendix

Non-GAAP Reconciliations

Kewaunee Scientific Corporation

Kewaunee Scientific Corporation Annual Shareholder Meeting | August 25, 2021

Appendix: Non-GAAP Measures (Dollars in Thousands)

The following unaudited tables reconcile Net Earnings to EBITDA, by Segment and Consolidated

Year Ended April 30, 2019	Domestic	International	Corporate	Consolidated
Net Earnings (Loss)	$ 4,036	$ 2,212	$ (4,719)	$ 1,529
Add/(Less):				
Interest Expense	-	3	364	367
Interest Income	-	(525)	(174)	(699)
Income Taxes	935	1,003	(1,492)	446
Depreciation and Amortization	2,299	272	-	2,571
EBITDA	$ 7,270	$ 2,965	$ (6,021)	$ 4,214

Year Ended April 30, 2020	Domestic	International	Corporate	Consolidated
Net Earnings (Loss)	$ 591	$ (602)	$ (4,676)	$ (4,687)
Add/(Less):				
Interest Expense	-	7	486	493
Interest Income	-	(350)	(75)	(425)
Income Taxes	585	2,463	(1,290)	1,758
Depreciation and Amortization	2,371	283	-	2,654
EBITDA	$ 3,547	$ 1,801	$ (5,555)	$ (207)

Year Ended April 30, 2021	Domestic	International	Corporate	Consolidated
Net Earnings (Loss)	$ 921	$ 2,049	$ (6,642)	$ (3,672)
Add/(Less):				
Interest Expense	-	4	385	389
Interest Income	-	(216)	(7)	(223)
Income Taxes	245	1,063	(318)	990
Depreciation and Amortization	2,394	264	29	2,687
EBITDA	$ 3,560	$ 3,164	$ (6,553)	$ 171

EBITDA and Segment EBITDA

We calculate EBITDA and Segment EBITDA as net earnings, less interest expense and income, income taxes, depreciation, and amortization. We believe EBITDA and Segment EBITDA allow management and our investors to compare our performance to other companies on a consistent basis without regard to depreciation and amortization, which can vary significantly between companies depending upon many factors. EBITDA and Segment EBITDA are not calculations based upon generally accepted accounting principles and our method for calculating EBITDA and Segment EBITDA can vary as compared to other companies. The amounts included in the EBITDA and Segment EBITDA calculations, however, are derived from amounts included in the historical statements of earnings. EBITDA and Segment EBITDA should not be considered an alternative to net earnings or operating earnings as an indicator of the Company's operating performance, or as an alternative to operating cash flows as a measure of liquidity.

KEWAUNEE® Scientific Corporation
encouraging new discovery...Worldwide